                                                                   EXHIBIT 10.14

                          TAL INTERNATIONAL GROUP, INC.
                           2004 MANAGEMENT STOCK PLAN
                           --------------------------

                                    SECTION 1
                                     GENERAL
                                     -------

         1.1    Purpose. The TAL International Group, Inc. 2004 Management Stock
Plan (the "Plan") has been established by TAL International Group, Inc. (the
"Company") to (i) attract and retain persons eligible to participate in the
Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further align
Participants' interests with those of the Company's other shareholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

         1.2    Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the
Eligible Individuals, those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan.

         1.3    Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 8).

                                   SECTION 2
                                OPTIONS AND SARS
                                ----------------

         2.1    Definitions.
                ------------
(a)      The grant of an "Option" entitles the Participant to purchase shares of
         Stock at an Exercise Price established by the Committee. Any Option granted under this Section 2 may be either an incentive stock option
         (an "ISO") or a non-qualified option (an "NQO"), as determined in the discretion of the Committee. An "ISO" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option"
         described in section 422(b) of the Code. An "NQO" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

(b)      A stock appreciation right (an "SAR") entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection
         2.5), value equal to (or otherwise based on) the excess of: (a) the
         Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.

         2.2    Exercise Price. The "Exercise Price" of each Option and SAR granted under this Section 2 shall be established

by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted; provided that, for NQOs and SARs, the
Exercise Price shall not be less than 85% of the Fair Market Value of a share of
Stock on the date of grant, and for ISOs, the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant; and
further provided that the Exercise Price for an Option or SAR with respect to a share of Stock shall not be less than the par value of a share of Stock.

         2.3    Exercise. An Option and an SAR shall be exercisable in
accordance with such terms and conditions and during such periods as may be established by the Committee.

         2.4    Payment of Option Exercise Price. The payment of the Exercise
Price of an Option granted under this Section 2 shall be subject to the following:

(a)      Subject to the following provisions of this subsection 2.4, the full
         Exercise Price for shares of Stock purchased upon the exercise of any
         Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

(b)      The Exercise Price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, shares of Stock valued at
         Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee. Except as otherwise provided by the Committee, payments made with shares of Stock shall be limited to shares held by the Participant for not less than six months prior to the payment date.

(c)      The Committee may permit a Participant to elect to pay the Exercise
         Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares)
         acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise
         Price and any tax withholding resulting from such exercise.

(d)      The Committee may permit a Participant to elect to pay the Exercise
         Price upon the exercise of an Option by delivery of a promissory note containing such terms as the Committee shall establish.

         2.5    Settlement of Award. Settlement of Options and SARs is subject to subsection 4.7.

                                   SECTION 3
                               OTHER STOCK AWARDS
                               ------------------

         3.1    Definitions.
                ------------

(a)      A "Bonus Stock" Award is a grant of shares of Stock in return for previously performed services, or in return for the Participant surrendering other compensation that may be due, or in return for amounts paid by the Participant.

                                       2

(b)      A "Stock Unit" Award is the grant of a right to receive shares of Stock in the future.

(c)      A "Performance Share" Award is a grant of a right to receive shares of
         Stock or Stock Units which is contingent on the achievement of performance or other objectives during a specified period.

(d)      A "Restricted Stock" Award is a grant of shares of Stock, and a
         "Restricted Stock Unit" Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the
         Committee.

         3.2    Restrictions on Awards. Each Bonus Stock Award, Stock Unit
Award, Restricted Stock Award, Restricted Stock Unit Award, and Performance
Share Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

                                   SECTION 4
                          OPERATION AND ADMINISTRATION
                          ----------------------------

         4.1    Effective Date. Subject to the approval of the shareholders of the Company, the Plan shall be effective as of November 3, 2004 (the "Effective
Date"); provided, however, that to the extent that Awards are granted under the
Plan prior to its approval by shareholders, the Awards shall be contingent on approval of the Plan by the shareholders of the Company. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the
Effective Date (except for Awards granted pursuant to commitments entered into prior to such ten-year anniversary).

         4.2    Shares Subject to Plan. The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

(a)      The shares of Stock with respect to which Awards may be made under the
         Plan shall be shares currently authorized but unissued or currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

(b)      Subject to the following provisions of this subsection 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to (i) 5,265 shares of Stock.

(c)      To the extent provided by the Committee, any Award may be settled in cash rather than Stock. To the extent any shares of Stock covered by an
         Award are not delivered to a Participant or beneficiary because the
         Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

                                       3

(d)      If the exercise price of any stock option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(e)      Subject to paragraph 4.2(f), the maximum number of shares of Stock that may be issued pursuant to Options intended to be ISOs shall be 5,265 shares.

(f)      In the event of a corporate transaction involving the Company
         (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i)
         adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the Exercise Price of outstanding Options and SARs; and (iv) any other adjustments that the Committee determines to be equitable (which may include, without limitation, (I) replacement of Awards with other Awards which the
         Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (II)
         cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award is fully vested at the time of payment, provided that in the case of an Option, the amount of such payment may be the excess of value of the Stock subject to the Option at the time of the transaction over the exercise price).
         In determining what action, if any, is necessary or appropriate under the foregoing provisions of this paragraph (f), the Committee shall act in a manner that it determines to be consistent with the purpose of the Plan and of the affected Awards and, where applicable or otherwise appropriate, in a manner that it determines to be necessary to preserve the benefits and potential benefits of the affected Awards for the Participants and the Company.

         4.3    General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)      Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933 (the
         "Securities Act")), and the applicable requirements of any securities exchange or similar entity.

(b)      To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

         4.4    Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other

                                       4

benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee, such withholding obligations may be satisfied (i) through cash payment by the Participant, (ii)
through the surrender of shares of Stock which the Participant already owns
(provided, however, that to the extent shares described in this clause (ii) are used to satisfy more than the minimum statutory withholding obligation, as described below, then, except as otherwise provided by the Committee, payments made with shares of Stock in accordance with this clause (ii) above shall be limited to shares held by the Participant for not less than six months prior to the payment date), or (iii) through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan; provided, however, that such shares under this clause (iii) may be used to satisfy not more than the
Company's minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

         4.5    Grant and Use of Awards. In the discretion of the Committee, a
Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards granted or outstanding under the
Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the
Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

         4.6    Dividends and Dividend Equivalents. An Award (including without limitation an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

         4.7    Settlement of Awards. The obligation to make payments and
distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. Satisfaction of any such obligations under an Award, which is sometimes referred to as "settlement" of the Award, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, and may include converting such credits into deferred Stock equivalents. Each Subsidiary shall be liable for payment of cash due under the
Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant.
Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

                                       5

         4.8    Transferability. Except as otherwise provided by the Committee,
Awards under the Plan are not transferable except as designated by the
Participant by will or by the laws of descent and distribution.

         4.9    Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

         4.10   Agreement With Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the
Participant, and the Committee may, but need not require that the Participant sign a copy of such document. Such document is referred to in the Plan as an
"Award Agreement" regardless of whether any Participant signature is required.

         4.11   Action by Company or Subsidiary. Any action required or
permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board
(including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

         4.12   Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

         4.13   Limitation of Implied Rights.

(a)      Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A
         Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any
         Subsidiary shall be sufficient to pay any benefits to any person.

(b)      The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee or other individual the right to be retained in the employ of the Company or any Subsidiary or the right to continue to provide services to the
         Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no
         Award under the Plan shall confer upon the holder

                                       6

         thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

         4.14   Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

                                   SECTION 5
                                CHANGE IN CONTROL
                                -----------------

         Subject to the provisions of paragraph 4.2(f) (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award
Agreement reflecting the applicable Award, the effect of a Change in Control upon an Award under this Plan, if any, shall be determined by the Committee.

                                    SECTION 6
                                    COMMITTEE
                                    ---------

         6.1    Administration. The authority to control and manage the
operation and administration of the Plan shall be vested in a committee (the
"Committee") in accordance with this Section 6. The Committee shall be selected by the Board. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

         6.2    Powers of Committee. The Committee's administration of the Plan shall be subject to the following:

(a)      Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and
         (subject to the restrictions imposed by Section 7) to cancel or suspend
         Awards.

(b)      To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the
         United States.

(c)      The Committee will have the authority and discretion to interpret the
         Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any
         Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the
         administration of the Plan.

(d)      Any interpretation of the Plan by the Committee made in good faith and any decision made by it in good faith under the Plan is final and binding on all persons.

                                       7

(e)      In controlling and managing the operation and administration of the
         Plan, the Committee shall take action in a manner that conforms to the
         Certificate of Incorporation and By-laws of the Company, and applicable state corporate law.

         6.3    Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

         6.4    Information to be Furnished to Committee. The Company and
Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the
Company and Subsidiaries as to an employee's or Participant's employment (or other provision of services), termination of employment (or cessation of the provision of services), leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                    SECTION 7
                            AMENDMENT AND TERMINATION
                            -------------------------

         The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; and further provided that adjustments pursuant to paragraph 4.2(f) shall not be subject to the foregoing limitations of this Section 7.

                                   SECTION 8
                                  DEFINED TERMS
                                  -------------

         In addition to the other definitions contained herein, the following definitions shall apply:

(a)      Award. The term "Award" shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs,
         Bonus Stock Awards, Stock Unit Awards, Restricted Stock Awards,
         Restricted Stock Unit Awards, and Performance Share Awards.

(b)      Board. The term "Board" shall mean the Board of Directors of the
         Company.

(c)      Change in Control. The term "Change in Control" shall be as defined in the Award Agreement, or as otherwise provided by the Committee.

(d)      Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

                                       8

(e)      Eligible Individual. The term "Eligible Individual" shall mean any employee of the Company or a Subsidiary and any consultant, director, or other person providing services to the Company or a Subsidiary;
         provided however, that an ISO may only be granted to an employee of the
         Company or a Subsidiary. An Award may be granted to an individual, in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or the Subsidiaries, provided that such Awards shall not become vested prior to the date the individual first performs such services.

(f)      Fair Market Value. For purposes of determining the "Fair Market Value"
         of a share of Stock as of any date, the following rules shall apply:

         (i)    If, at that time, the principal market for the Stock is a
         national securities exchange or the Nasdaq stock market, then the
         "Fair Market Value" shall be the mean between the lowest and highest reported sale prices of the Stock on that date on the principal exchange or market on which the Stock is then listed or admitted to trading.

         (ii)   If, at that time, the sale prices are not available or the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the Nasdaq stock market, then the "Fair
         Market Value" shall be the mean between the highest bid and lowest asked prices for the Stock on such day as reported on the Nasdaq OTC
         Bulletin Board Service or by the National Quotation Bureau,
         Incorporated or a comparable service.

         (iii)  If the day is not a business day, and as a result, paragraphs
         (i) and (ii) next above are inapplicable, the Fair Market Value of the
         Stock shall be determined as of the next earlier business day.

         (iv)   If, in accordance with rules established by the Committee, a determination of "Fair Market Value" is required as of any date and, as of that date, paragraphs (i) and (ii) next above are inapplicable for reasons other than those specified in paragraph (iii) next above, then the "Fair Market Value" as of that date shall be determined by a nationally-recognized appraisal or investment banking firm experienced in appraising businesses, or by such other person, employee or entity as shall be determined by the Committee from time to time or such other method as the Committee may decide in its sole discretion, with such valuation to be performed in accordance with such rules and considerations as are established by the Committee. The Company shall bear the fees and expenses of such valuation.

(g)      Subsidiaries. The term "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in
         Code section 424(f)) with respect to the Company.

(h)      Stock. The term "Stock" shall mean shares of Common Stock, par value
         $0.001 per share, of the Company.

                                      * * *

                                       9

                                    EXHIBIT I

                           NON-QUALIFIED STOCK OPTION
                               TERMS FOR EMPLOYEES

         The Participant has been granted an Option by TAL International Group,
Inc. (the "Company") under the terms of the TAL International Group, Inc. 2004
Management Stock Plan (the "Plan"). The Option shall be subject to the following
Non-Qualified Stock Option Terms (sometimes referred to as the "Option Terms"):

         1.     Terms of Award. The following words and phrases used in the
Option Terms shall have the meanings set forth in this paragraph 1:

(a)      The "Participant" is __________________________.

(b)      The "Grant Date" is __________________________.

(c)      The number of "Covered Shares" is ______shares of Stock.

(d)      The "Exercise Price" is $ __________per share.

Other words and phrases used in the Option Terms are defined in the Plan or elsewhere in the Option Terms. Except where the context clearly implies or indicates the contrary, a word, term, or phrase used in the Plan is similarly used in the Option Terms.

         2.     Non-Qualified Stock Option. The Option is a Non-Qualified Stock
Option and is not intended to constitute an "incentive stock option" as that term is used in Code section 422.

         3.     Date of Exercise.
                -----------------

(a)      [Except as may otherwise be provided in an applicable employment agreement between the Participant and the Company or a Subsidiary, and,] Subject to the limitations of the Option Terms, [and unless, pursuant to paragraph 3A,] the Participant chooses to exercise the
         Option prior to vesting, the Option shall become exercisable with respect to one-fourth (1/4) of the Covered Shares on the one-year anniversary of the Grant Date (the "Initial Vesting Date") (but only if the Date of Termination has not occurred prior to the Initial
         Vesting Date). After the Initial Vesting Date, the Option shall become exercisable with respect to an additional one fourth (1/4) of the
         Covered Shares at each anniversary of the Initial Vesting Date (but only if the Date of Termination has not occurred prior to the such anniversary), until such time as this Option is fully exercisable.
         [Covered Shares as to which the Option is exercisable in accordance with this paragraph 3 (regardless of whether the Option has been exercised with respect to those shares) are sometimes referred to as
         "vested shares," and Covered Shares as to which the Option is not exercisable in accordance with this paragraph 3, until such time as the Option would have become exercisable with respect to those shares
         (regardless of whether the Option has been exercised with respect to those shares in accordance with paragraph 3A) are sometimes referred to as "unvested shares."]

                                       10

(b)      The Option may be exercised on or after the Date of Termination only as to that portion of the Covered Shares for which it was exercisable (or became exercisable) immediately prior to such date.

         [3A. Exercise Prior to Vesting. Prior to the date on which the Option would otherwise be exercisable in accordance with paragraph 3 and subject to the provisions of the Option, the Participant may elect, prior to the Date of
Termination, to exercise the Option as to any part or all of the Covered Shares subject to this Option; provided, however, that:

(a)      A partial exercise of the Option shall be deemed to cover first vested shares and then the earliest vesting installment of unvested shares.

(b)      Any shares so purchased from installments which have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase
         Agreement (as set forth in Exhibit C).

(c)      The Participant shall be required to enter into an Early Exercise Stock
         Purchase Agreement in the form provided by the Company with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

The Participant's right provided in this paragraph 3A to purchase shares upon the exercise of the Option with respect to unvested shares shall cease upon the
Date of Termination.]

         4.     Expiration. The Option shall not be exercisable after the
Company's close of business on the last business day that occurs prior to the
Expiration Date. The "Expiration Date" shall be the earliest to occur of:

(a)      the ten-year anniversary of the Grant Date;

(b)      if the Date of Termination occurs by reason of the Participant's death or Disability, the one-year anniversary of such Date of Termination;

(c)      if the Date of Termination occurs by reason of termination of the
         Participant by the employer for Cause, or by the Participant other than for Good Reason, such Date of Termination; or

(d)      if the Date of Termination occurs for reasons other than (i) the
         Participant's death, (ii) the Participant's Disability, (iii)
         termination of the Participant by the employer for Cause, or (iv)
         termination by the Participant other than for Good Reason, the 90-day anniversary of such Date of Termination.

         5.     Method of Option Exercise. Subject to the Option Terms and the
Plan, the Option may be exercised in whole or in part by filing an option exercise notice in the form attached as Exhibit A (the "Exercise Notice") with the Secretary of the Company at its corporate headquarters prior to the
Company's close of business on the last business day that occurs prior to the
Expiration Date. Such notice shall specify the number of shares of Stock which the Participant elects to purchase and such other representations and agreements as may be required by the Company, and shall be accompanied by payment of the
Exercise Price. This Option may

                                        2

not be exercised until such time as the Plan has been approved by the shareholders of the Company. The Option shall not be exercisable if and to the extent the Company determines that such exercise would violate applicable state or Federal securities laws or the rules and regulations of any securities exchange on which the Stock is traded. If the Company makes such a determination, it shall use all reasonable efforts to obtain compliance with such laws, rules and regulations. In making any determination hereunder, the
Company may rely on the opinion of counsel for the Company.

         6.     Payment of Exercise Price. Payment of the Exercise Price may be
made by any of the following methods or any combination thereof:

(a)      By cash or by check payable to the Company.

(b)      Except as otherwise provided by the Committee before the Option is exercised and provided that the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, by delivery of shares of Stock owned by the Participant having an aggregate Fair
         Market Value (valued as of the date of exercise) that is equal to the amount of cash that would otherwise be required. Except as otherwise provided by the Committee, payments made with shares of Stock shall be limited to shares held by the Participant for not less than six months prior to the payment date.

(c)      Except as otherwise provided by the Committee before the Option is exercised and provided that the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, by authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise
         Price and any tax withholding resulting from such exercise

(d)      By delivery of a duly executed full-recourse promissory note in the form attached to the Option Terms as Exhibit D (the "Note") made to the Company. The Note shall become payable one year following the Date of Termination that occurs for reasons of death or Disability, and thirty (30) days following the Date of Termination that occurs for any other reason. As security for the repayment of the amount owing under the Note, the Participant shall deliver to the Secretary of the
         Company, acting as escrow holder, or such other escrow holder as designated by the Company (the "Escrow Holder"), all certificates representing the Stock and an executed blank stock assignment, in the form attached hereto as Exhibit E, for use in transferring all or a portion of said Stock to the Company, as required under this paragraph
         (d) or under any other provision of the Option Terms. As security for the payment of the Note and any renewal, extension or modification thereof, the Participant hereby grants to the Company, pursuant to the
         Security Agreement attached hereto as Exhibit F, a security interest in and pledges with and delivers to the Company the certificate or certificates representing the Stock.

7.       Change in Control. Subject to the provisions of paragraph 4.2(f) of the
         Plan (relating to the adjustment of shares), and except as otherwise provided in the Plan, upon the occurrence of a Change in Control:

                                       3

(a)      If the Date of Termination has not occurred prior to the time of a
         Change in Control, the Options and any Stock purchased by the
         Participant under paragraph 3A shall vest in full.

(b)      If the Participant's Date of Termination has not occurred prior to the time of a Change in Control, and prior to the one-year anniversary of the Change in Control (i) the Participant's employment is terminated for reasons other than Cause or (ii) the Participant resigns for Good
         Reason, the Participant shall become fully vested in the Option as of the Date of Termination and shall have the greater of (i) 90 days from the Date of Termination or (ii) the period otherwise specified for exercise after the Date of Termination had the Participant been fully vested in the Option on the Date of Termination to exercise the
         Option; provided, however, that in no event shall the Option be exercisable at a date that is later than the date it would have been exercisable if the Participant had remained employed by the Company or a Subsidiary.

         8.     Withholding. All deliveries and distributions under the Option
Terms are subject to withholding of all applicable taxes. At the election of the
Participant, and subject to such rules and limitations as may be established by the Committee from time to time, such withholding obligations may be satisfied through the surrender of shares of Stock which the Participant already owns, or to which the Participant is otherwise entitled under the Plan; provided, however, that such shares may be used to satisfy not more than the Company's minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

         9.     Participant's Representations and Shareholders Agreement. In the
event the Shares have not been registered under the Securities Act, at the time this Option is exercised, the Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option (i) deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B; and (ii) agree to execute and become a party to the Shareholders Agreement, as may be in effect on such date.

         10.    Lock-Up Period. The Participant hereby agrees that, if so
requested by the Company or any representative of the underwriters (the
"Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Participant shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period, or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company (the "Market
Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the
Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The
Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

         11.    Non-Transferability of Option. This Option may not be
transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Participant only by the Participant. The terms of the Plan and the Option Terms

                                       4

shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

         12.    All Terms. The Plan is incorporated herein by reference. The
Plan and the Option Terms, including all Exhibits hereto, as applicable, constitute all of the terms with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof. The Option Terms may be amended by written agreement of the Company and the Participant without the consent of any other person.

         13.    Definitions. For purposes of the Option Terms, words and phrases used in this Agreement shall be defined as follows:

(a)      Cause. [If the Participant is subject to an employment agreement (or other similar agreement) with the Company or a Subsidiary that provides a definition of termination for "cause," then, for purposes of this Award, the term "Cause" shall have meaning set forth in such agreement. In the absence of such a definition,] the term "Cause"
         shall mean any of the following: (1) the willful and continued failure by the Participant to substantially perform his duties, other than by reason of his being Disabled (as defined below), (2) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company or its Affiliates, (3) conduct by the Participant that involves theft or fraud or, dishonesty in connection with his duties, (4) the Participant's violation of a non-compete or confidentiality agreement with the Company or an
         Affiliate, or (5) conviction of felony involving moral turpitude.

(b)      Change in Control. The term "Change in Control" means any of the following: (i) the closing of any merger, combination, consolidation or similar business transaction involving the Company in which the holders of Stock immediately prior to such closing are not the holders, directly or indirectly, of a majority of the ordinary voting securities of the surviving person in such transaction immediately after such closing, (ii) the closing of any sale or transfer by the
         Company of all or substantially all of its assets to an acquiring person in which the holders of Stock immediately prior to such closing are not the holders of a majority of the ordinary voting securities of the acquiring person immediately after such closings, (iii) the closing of any sale by the holders of Stock of an amount of Stock that equals or exceeds a majority of the shares of Stock immediately prior to such closing to a person in which the holders of the Stock immediately prior to such closing are not the holders of a majority of the ordinary voting securities of such person immediately after such closing or (iv) the consummation of a registered public offering of
         Common Stock by the Company pursuant to the Securities Act of 1933, as amended, for gross proceeds of at least $50 million.

(c)      Date of Termination. The "Date of Termination" shall be the first day occurring on or after the Grant Date on which the Participant ceases to be an Employee of, or Service Provider to, the Company or any
         Subsidiary, regardless of the reason for such cessation, subject to the following:

                                       5

         (i)    The Participant's cessation as an Employee and Service Provider shall not be deemed to occur by reason of the transfer of the
         Participant between the Company and a Subsidiary or between two
         Subsidiaries.

         (ii)   The Participant's cessation as an Employee and Service Provider shall not be deemed to occur by reason of the Participant's being on a leave of absence from the Company or a Subsidiary approved by the
         Company or Subsidiary otherwise receiving the Participant's services.

         (iii)  If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services as a Service Provider) ceases to be a Subsidiary
         (and the entity for whom the Participant is employed or to whom the
         Participant is providing services is or becomes an entity that is separate from the Company), and the Participant is not, at the end of the 30-day period following the transaction, an Employee of or Service
         Provider to the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the
         Participant's Date of Termination caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

         (iv)   A Service Provider whose services to the Company or a Subsidiary are governed by a written agreement with the Service Provider will cease to be a Service Provider at the time the term of such written agreement ends (without renewal); and a Service Provider whose services to the Company or a Subsidiary are not governed by a written agreement with the Service Provider will cease to be a Service
         Provider on the date that is 90 days after the date the Service
         Provider last provides services requested by Company or Subsidiary (as determined by the Committee).

         It should be understood that if the Option is exercised more than three months after the date on which the Participant ceases to be an
         Employee of the Company or a Subsidiary (including by reason of becoming a Service Provider rather than an Employee), applicable tax rules may require that the Option be treated as a non-qualified stock option rather than an incentive stock option.

(d)      Director. "Director" means a member of the Board of Directors of the
         Company or any Subsidiary.

(e)      Disability. [If the participant is subject to an employment (or other similar agreement) with the Company or a Subsidiary that provides a definition of termination for "disability" then for purpose of this
         Award, the term "Disability" shall have the meaning set forth in such agreement. In the absence of such a definition,] the Participant shall be considered to have a "Disability" during the period in which the
         Participant is unable, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by the
         Committee, is expected to have a duration of not less than 120 days.

(f)      Employee. The term "Employee" means any person, including Officers and
         Directors, employed by the Company or any Subsidiary.

                                       6

(g)      Good Reason. [If the Participant is subject to an employment agreement
         (or other similar agreement) with the Company or a Subsidiary that provides a definition of termination for "good reason," then, for purposes of this Award, the term "Good Reason" shall have meaning set forth in such agreement. In the absence of such a definition,] the term "Good Reason" shall mean either of (1) a reduction in the
         Participant's salary rate; or (2) a reduction in the Participant's rank which occur without the Participant's consent and which are not corrected by the Company within 10 days of delivery of a written notice to the Company by the Participant which identifies the circumstances which the Participant believes constitute a reduction in salary rate or rank.

(h)      Service Provider. The term "Service Provider" means any person that is engaged by the Company or any Subsidiary to provide consulting or advisory service to the Company or a Subsidiary as an independent contractor.

(i)      Shareholders Agreement. The term "Shareholders Agreement" means the agreement governing the rights and obligations with respect to shares of Stock and to holders of Stock (including, without limitation, voting and sale rights), which agreement shall be in such form as the Company determines.

         IN WITNESS WHEREOF, the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.

TAL INTERNATIONAL GROUP, INC.

By:                                       Its:
   ---------------------------------          ---------------------------------

                                       7

                                   EXHIBIT II

                        NON-QUALIFIED STOCK OPTION TERMS
                      [FOR NON-EMPLOYEE SERVICE PROVIDERS]

         The Participant has been granted an Option by TAL International Group,
Inc. (the "Company") under the terms of the TAL International Group, Inc. 2004
Management Stock Plan (the "Plan"). The Option shall be subject to the following
Non-Qualified Stock Option Terms (sometimes referred to as the "Option Terms"):

         1.     Terms of Award. The following words and phrases used in the
Option Terms shall have the meanings set forth in this paragraph 1:

(a)      The "Participant" is __________________________.

(b)      The "Grant Date" is __________________________.

(c)      The number of "Covered Shares" is ____________ shares of Stock.

(d)      The "Exercise Price" is $ ______________per share.

Other words and phrases used in the Option Terms are defined in the Plan or elsewhere in the Option Terms. Except where the context clearly implies or indicates the contrary, a word, term, or phrase used in the Plan is similarly used in the Option Terms.

         2.     Non-Qualified Stock Option. The Option is a Non-Qualified Stock
Option and is not intended to constitute an "incentive stock option" as that term is used in Code section 422.

         3.     Date of Exercise.
                -----------------

(a)      Subject to the limitations of the Option Terms, [and unless, pursuant to paragraph 3A, the Participant chooses to exercise the Option prior to vesting,] the Option shall become exercisable with respect to one-fourth (1/4) of the Covered Shares on the one-year anniversary of the Grant Date (the "Initial Vesting Date") (but only if the Date of
         Termination has not occurred prior to the Initial Vesting Date). After the Initial Vesting Date, the Option shall become exercisable with respect to an additional one fourth (1/4) of the Covered Shares at each anniversary of the Initial Vesting Date (but only if the Date of
         Termination has not occurred prior to such anniversary), until such time as this Option is fully exercisable. [Covered Shares as to which the Option is exercisable in accordance with this paragraph 3
         (regardless of whether the Option has been exercised with respect to those shares) are sometimes referred to as "vested shares," and
         Covered Shares as to which the Option is not exercisable in accordance with this paragraph 3, until such time as the Option would have become exercisable with respect to those shares (regardless of whether the
         Option has been exercised with respect to those shares in accordance with paragraph 3A) are sometimes referred to as "unvested shares."]

(b)      The Option may be exercised on or after the Date of Termination only as to that portion of the Covered Shares for which it was exercisable (or became exercisable) immediately prior to such date.

         [3A. Exercise Prior to Vesting. Prior to the date on which the Option would otherwise be exercisable in accordance with paragraph 3 and subject to the provisions of the Option, the Participant may elect, prior to the Date of
Termination, to exercise the Option as to any part or all of the Covered Shares subject to this Option; provided, however, that:

(a)      A partial exercise of the Option shall be deemed to cover first vested shares and then the earliest vesting installment of unvested shares.

(b)      Any shares so purchased from installments which have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase
         Agreement (as set forth in Exhibit C).

(c)      The Participant shall be required to enter into an Early Exercise Stock
         Purchase Agreement in the form provided by the Company with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

The Participant's right provided in this paragraph 3A to purchase shares upon the exercise of the Option with respect to unvested shares shall cease upon the
Date of Termination.]

         4.     Expiration. The Option shall not be exercisable after the
Company's close of business on the last business day that occurs prior to the
Expiration Date. The "Expiration Date" shall be the earliest to occur of:

(a)      the ten-year anniversary of the Grant Date;

(b)      if the Date of Termination occurs by reason of the Participant's death, the one-year anniversary of such Date of Termination;

(c)      if the Date of Termination occurs by reason of termination of the
         Participant by the Company or a Subsidiary for Cause, such Date of
         Termination; or

(d)      if the Date of Termination occurs for reasons other than the
         Participant's death, or termination of the Participant by the Company or a Subsidiary for Cause, the 90-day anniversary of such Date of
         Termination.

         5.     Method of Option Exercise. Subject to the Option Terms and the
Plan, the Option may be exercised in whole or in part by filing an option exercise notice in the form attached as Exhibit A (the "Exercise Notice") with the Secretary of the Company at its corporate headquarters prior to the
Company's close of business on the last business day that occurs prior to the
Expiration Date. Such notice shall specify the number of shares of Stock which the Participant elects to purchase and such other representations and agreements as may be required by the Company, and shall be accompanied by payment of the
Exercise Price. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company. The Option shall not be exercisable if and to the extent the Company determines that

                                       2

such exercise would violate applicable state or Federal securities laws or the rules and regulations of any securities exchange on which the Stock is traded.
If the Company makes such a determination, it shall use all reasonable efforts to obtain compliance with such laws, rules and regulations. In making any determination hereunder, the Company may rely on the opinion of counsel for the
Company.

         6.     Payment of Exercise Price. Payment of the Exercise Price may be
made by any of the following methods or any combination thereof:

(a)      By cash or by check payable to the Company.

(b)      Except as otherwise provided by the Committee before the Option is exercised and provided that the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, by delivery of shares of Stock owned by the Participant having an aggregate Fair
         Market Value (valued as of the date of exercise) that is equal to the amount of cash that would otherwise be required. Except as otherwise provided by the Committee, payments made with shares of Stock shall be limited to shares held by the Participant for not less than six months prior to the payment date.

(c)      Except as otherwise provided by the Committee before the Option is exercised and provided that the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, by authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise
         Price and any tax withholding resulting from such exercise.

(d)      By delivery of a duly executed full-recourse promissory note in the form attached to the Option Terms as Exhibit D (the "Note") made to the Company. The Note shall become payable one year following the Date of Termination that occurs for reasons of death or Disability, and thirty (30) days following the Date of Termination that occurs for any other reason. As security for the repayment of the amount owing under the Note, the Participant shall deliver to the Secretary of the
         Company, acting as escrow holder, or such other escrow holder as designated by the Company (the "Escrow Holder"), all certificates representing the Stock and an executed blank stock assignment, in the form attached hereto as Exhibit E, for use in transferring all or a portion of said Stock to the Company, as required under this paragraph
         (d) or under any other provision of the Option Terms. As security for the payment of the Note and any renewal, extension or modification thereof, the Participant hereby grants to the Company, pursuant to the
         Security Agreement attached hereto as Exhibit F, a security interest in and pledges with and delivers to the Company the certificate or certificates representing the Stock.

         7.     Change in Control. Subject to the provisions of paragraph 4.2(f)
of the Plan (relating to the adjustment of shares), and except as otherwise provided in the Plan, upon the occurrence of a Change in Control:

                                       3

(a)      If the Date of Termination has not occurred prior to the time of a
         Change in Control, all of the Options of any Stock purchased by the
         Participant under paragraph 3A shall vest in full.

(b)      If the Participant's Date of Termination has not occurred prior to the time of a Change in Control, and prior to the one-year anniversary of the Change in Control the Participant's engagement is terminated by the Company for reasons other than Cause, the Participant shall become fully vested in the Option and shall have the greater of (i) 90 days from the date of such termination or (ii) the period otherwise specified for exercise after termination had the Participant been fully vested in the Option on the Date of Termination to exercise the
         Option; provided, however, that in no event shall the Option be exercisable at a date that is later than the date it would have been exercisable if the Participant had continued as a Service Provider for the Company or a Subsidiary.

         8.     Withholding. All deliveries and distributions under the Option
Terms are subject to withholding of all applicable taxes. At the election of the
Participant, and subject to such rules and limitations as may be established by the Committee from time to time, such withholding obligations may be satisfied through the surrender of shares of Stock which the Participant already owns, or to which the Participant is otherwise entitled under the Plan; provided, however, that such shares may be used to satisfy not more than the Company's minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

         9.     Participant's Representations and Shareholders Agreement. In the
event the Shares have not been registered under the Securities Act, at the time this Option is exercised, the Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option (i) deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B; and (ii) agree to execute and become a party to the Shareholders Agreement, as may be in effect on such date.

         10.    Lock-Up Period. The Participant hereby agrees that, if so
requested by the Company or any representative of the underwriters (the
"Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Participant shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period, or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company (the "Market
Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the
Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The
Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

         11.    Non-Transferability of Option. This Option may not be
transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Participant only by the Participant. The terms of the Plan and the Option Terms

                                       4

shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

         12.    All Terms. The Plan is incorporated herein by reference. The
Plan and the Option Terms, including all Exhibits hereto, as applicable, constitute all of the terms with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof. The Option Terms may be amended by written agreement of the Company and the Participant without the consent of any other person.

         13.    Definitions. For purposes of the Option Terms, words and phrases used in this Agreement shall be defined as follows:

(a)      Cause. The term "Cause" shall mean any of the following: (1) the willful and continued failure by the Participant to substantially perform the duties as required by the applicable consulting arrangement, (2) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company or its
         Affiliates, (3) conduct by the Participant that involves theft or fraud or, dishonesty in connection with the consulting arrangement, (4) the
         Participant's violation of a non-compete agreement, confidentiality agreement, or other agreement with the Company or an Affiliate.

(b)      Change in Control. The term "Change in Control" means any of the following: (i) the closing of any merger, combination, consolidation or similar business transaction involving the Company in which the holders of Stock immediately prior to such closing are not the holders, directly or indirectly, of a majority of the ordinary voting securities of the surviving person in such transaction immediately after such closing, (ii) the closing of any sale or transfer by the
         Company of all or substantially all of its assets to an acquiring person in which the holders of Stock immediately prior to such closing are not the holders of a majority of the ordinary voting securities of the acquiring person immediately after such closings, (iii) the closing of any sale by the holders of Stock of an amount of Stock that equals or exceeds a majority of the shares of Stock immediately prior to such closing to a person in which the holders of the Stock immediately prior to such closing are not the holders of a majority of the ordinary voting securities of such person immediately after such closing or (iv) the consummation of a registered public offering of
         Common Stock by the Company pursuant to the Securities Act of 1933, as amended, for gross proceeds of at least $50 million.

(c)      Date of Termination. The "Date of Termination" shall be the first day occurring on or after the Grant Date on which the Participant ceases to be an Employee of, or Service Provider to, the Company or any
         Subsidiary, regardless of the reason for such cessation, subject to the following:

         (i)    The Participant's cessation as an Employee and Service Provider shall not be deemed to occur by reason of the transfer of the
         Participant between the Company and a Subsidiary or between two
         Subsidiaries.

                                       5

         (ii)   The Participant's cessation as an Employee and Service Provider shall not be deemed to occur by reason of the Participant's being on a leave of absence from the Company or a Subsidiary approved by the
         Company or Subsidiary otherwise receiving the Participant's services.

         (iii)  If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services as a Service Provider) ceases to be a Subsidiary
         (and the entity for whom the Participant is employed or to whom the
         Participant is providing services is or becomes an entity that is separate from the Company), and the Participant is not, at the end of the 30-day period following the transaction, an Employee of or Service
         Provider to the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the
         Participant's Date of Termination caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

         (iv)   A Service Provider whose services to the Company or a Subsidiary are governed by a written agreement with the Service Provider will cease to be a Service Provider at the time the term of such written agreement ends (without renewal); and a Service Provider whose services to the Company or a Subsidiary are not governed by a written agreement with the Service Provider will cease to be a Service
         Provider on the date that is 90 days after the date the Service
         Provider last provides services requested by Company or Subsidiary (as determined by the Committee).

(d)      Employee. The term "Employee" means any person, including Officers and
         Directors, employed by the Company or any Subsidiary.

(e)      Service Provider. The term "Service Provider" means any person that is engaged by the Company or any Subsidiary to provide consulting or advisory service to the Company or a Subsidiary as an independent contractor.

(f)      Shareholders Agreement. The term "Shareholders Agreement" means the agreement governing the rights and obligations with respect to shares of Stock and to holders of Stock (including, without limitation, voting and sale rights), which agreement shall be in such form as the Company determines.

         IN WITNESS WHEREOF, the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.

                               TAL INTERNATIONAL GROUP, INC.

                               By:
                                  ----------------------------------------------
                               Its:
                                   ---------------------------------------------

                                       6

                                   EXHIBIT III

                          INCENTIVE STOCK OPTION TERMS
                                 [FOR EMPLOYEE]

         The Participant has been granted an Option by TAL International Group,
Inc. (the "Company") under the terms of the TAL International Group, Inc. 2004
Management Stock Plan (the "Plan"). The Option shall be subject to the following
Incentive Stock Option Terms (sometimes referred to as the "Option Terms"):

         1.     Terms of Award. The following words and phrases used in the
Option Terms shall have the meanings set forth in this paragraph 1:

(a)      The "Participant" is .

(b)      The "Grant Date" is .

(c)      The number of "Covered Shares" is shares of Stock.

(d)      The "Exercise Price" is $           per share.
              --------------      ----------

Other words and phrases used in the Option Terms are defined in the Plan or elsewhere in the Option Terms. Except where the context clearly implies or indicates the contrary, a word, term, or phrase used in the Plan is similarly used in the Option Terms.

         2.     Incentive Stock Option. The Option is intended to constitute an
"incentive stock option" as that term is used in Code section 422. To the extent that the aggregate fair market value (determined at the time of grant) of
Covered Shares with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year under all plans of the Company and its Subsidiaries exceeds $100,000, the options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as nonstatutory stock options. It should be understood that there is no assurance that the Option will, in fact, be treated as an incentive stock option.

         3.     Date of Exercise.
                -----------------

(a)      [Except as may otherwise be provided in an applicable employment agreement between the Participant and the Company or a Subsidiary, and] Subject to the limitations of the Option Terms, the Option shall become exercisable with respect to one-fourth (1/4) of the Covered
         Shares on the one-year anniversary of the Grant Date (the "Initial
         Vesting Date") (but only if the Date of Termination has not occurred prior to the Initial Vesting Date). After the Initial Vesting Date,
         the Option shall become exercisable with respect to an additional one fourth (1/4) of the Covered Shares at each anniversary the Initial
         Vesting Date (but only if the Date of Termination has not occurred prior to of such anniversary), until such time as this Option is fully exercisable.

                                       7

(b)      The Option may be exercised on or after the Date of Termination only as to that portion of the Covered Shares for which it was exercisable (or became exercisable) immediately prior to such date.

         4.     Expiration. The Option shall not be exercisable after the
Company's close of business on the last business day that occurs prior to the
Expiration Date. The "Expiration Date" shall be the earliest to occur of:

(a)      the ten-year anniversary of the Grant Date;

(b)      if the Date of Termination occurs by reason of the Participant's death or Disability, the one-year anniversary of such Date of Termination;

(c)      if the Date of Termination occurs by reason of termination of the
         Participant by the employer for Cause, or by the Participant other than for Good Reason, such Date of Termination; or

(d)      if the Date of Termination occurs for reasons other than (i) the
         Participant's death, (ii) the Participant's Disability, (iii)
         termination of the Participant by the employer for Cause, or (iv)
         termination by the Participant other than for Good Reason, the 90-day anniversary of such Date of Termination.

         5.     Method of Option Exercise. Subject to the Option Terms and the
Plan, the Option may be exercised in whole or in part by filing an option exercise notice in the form attached as Exhibit A (the "Exercise Notice") with the Secretary of the Company at its corporate headquarters prior to the
Company's close of business on the last business day that occurs prior to the
Expiration Date. Such notice shall specify the number of shares of Stock which the Participant elects to purchase and such other representations and agreements as may be required by the Company, and shall be accompanied by payment of the
Exercise Price. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company. The Option shall not be exercisable if and to the extent the Company determines that such exercise would violate applicable state or Federal securities laws or the rules and regulations of any securities exchange on which the Stock is traded. If the Company makes such a determination, it shall use all reasonable efforts to obtain compliance with such laws, rules and regulations. In making any determination hereunder, the Company may rely on the opinion of counsel for the Company.

         6.     Payment of Exercise Price. Payment of the Exercise Price may be
made by any of the following methods or any combination thereof:

(a)      By cash or by check payable to the Company.

(b)      Except as otherwise provided by the Committee before the Option is exercised and provided that the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, by delivery of shares of Stock owned by the Participant having an aggregate Fair
         Market Value (valued as of the date of exercise) that is equal to the amount of cash that would otherwise be required. Except as otherwise provided by the

                                       2

         Committee, payments made with shares of Stock shall be limited to shares held by the Participant for not less than six months prior to the payment date.

(c)      Except as otherwise provided by the Committee before the Option is exercised and provided that the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, by authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise
         Price and any tax withholding resulting from such exercise.

         7.     Change in Control. Subject to the provisions of paragraph 4.2(f)
of the Plan (relating to the adjustment of shares), and except as otherwise provided in the Plan, upon the occurrence of a Change in Control, all of the options shall vest in full.

         8.     Withholding. All deliveries and distributions under the Option
Terms are subject to withholding of all applicable taxes. At the election of the
Participant, and subject to such rules and limitations as may be established by the Committee from time to time, such withholding obligations may be satisfied through the surrender of shares of Stock which the Participant already owns, or to which the Participant is otherwise entitled under the Plan; provided, however, that such shares may be used to satisfy not more than the Company's minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

         9.     Participant's Representations and Shareholders Agreement. At the
time this Option is exercised, the Participant shall, if required by the
Company, concurrently with the exercise of all or any portion of this Option (i)
deliver to the Company his or her Investment Representation Statement in the
form attached hereto as Exhibit B; and (ii) agree to execute and become a party to the Shareholders Agreement, as may be in effect on such date.

         10.    Lock-Up Period. The Participant hereby agrees that, if so
requested by the Company or any representative of the underwriters (the
"Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Participant shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period, or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company (the "Market
Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the
Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The
Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

         11.    Non-Transferability of Option. This Option may not be
transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Participant only by the Participant. The terms of the Plan and the Option Terms

                                       3

shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

         12.    All Terms. The Plan is incorporated herein by reference. The
Plan and the Option Terms, including all Exhibits hereto, as applicable, constitute all of the terms with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof. The Option Terms may be amended by written agreement of the Company and the Participant without the consent of any other person.

         13.    Definitions. For purposes of the Option Terms, words and phrases used in this Agreement shall be defined as follows:

(a)      Cause. [If the Participant is subject to an employment agreement (or other similar agreement) with the Company or a Subsidiary that provides a definition of termination for "cause," then, for purposes of this Award, the term "Cause" shall have meaning set forth in such agreement. In the absence of such a definition,] the term "Cause"
         shall mean any of the following: (1) the willful and continued failure by the Participant to substantially perform his duties, other than by reason of his being Disabled (as defined below), (2) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company or its Affiliates, (3) conduct by the Participant that involves theft or fraud or, dishonesty in connection with his duties, (4) the Participant's violation of a non-compete or confidentiality agreement with the Company or an
         Affiliate, or (5) conviction of felony involving moral turpitude.

(b)      Change in Control. The term "Change in Control" means any of the following: (i) the closing of any merger, combination, consolidation or similar business transaction involving the Company in which the holders of Stock immediately prior to such closing are not the holders, directly or indirectly, of a majority of the ordinary voting securities of the surviving person in such transaction immediately after such closing, (ii) the closing of any sale or transfer by the
         Company of all or substantially all of its assets to an acquiring person in which the holders of Stock immediately prior to such closing are not the holders of a majority of the ordinary voting securities of the acquiring person immediately after such closings, (iii) the closing of any sale by the holders of Stock of an amount of Stock that equals or exceeds a majority of the shares of Stock immediately prior to such closing to a person in which the holders of the Stock immediately prior to such closing are not the holders of a majority of the ordinary voting securities of such person immediately after such closing or (iv) the consummation of a registered public offering of
         Stock by the Company pursuant to the Securities Act of 1933, as amended, for gross proceeds of at least $50 million.

(c)      Date of Termination. The "Date of Termination" shall be the first day occurring on or after the Grant Date on which the Participant ceases to be an Employee of, or Service Provider to, the Company or any
         Subsidiary, regardless of the reason for such cessation, subject to the following:

                                       4

         (i)    The Participant's cessation as an Employee and Service Provider shall not be deemed to occur by reason of the transfer of the
         Participant between the Company and a Subsidiary or between two
         Subsidiaries.

         (ii)   The Participant's cessation as an Employee and Service Provider shall not be deemed to occur by reason of the Participant's being on a leave of absence from the Company or a Subsidiary approved by the
         Company or Subsidiary otherwise receiving the Participant's services.

         (iii)  If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services as a Service Provider) ceases to be a Subsidiary
         (and the entity for whom the Participant is employed or to whom the
         Participant is providing services is or becomes an entity that is separate from the Company), and the Participant is not, at the end of the 30-day period following the transaction, an Employee of or Service
         Provider to the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the
         Participant's Date of Termination caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

         (iv)   A Service Provider whose services to the Company or a Subsidiary are governed by a written agreement with the Service Provider will cease to be a Service Provider at the time the term of such written agreement ends (without renewal); and a Service Provider whose services to the Company or a Subsidiary are not governed by a written agreement with the Service Provider will cease to be a Service
         Provider on the date that is 90 days after the date the Service
         Provider last provides services requested by Company or Subsidiary (as determined by the Committee).

(d)      Disability. [If Participant is subject to an employment agreement (or other similar agreement), with the Company or a Subsidiary that provides a definition of termination for "disability" then for purposes of this Award, the term "Disability" shall have the meaning set forth in such agreement. In the absence of such definition,] the
         Participant shall be considered to have a "Disability" during the period in which the Participant is unable, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by the Committee, is expected to have a duration of not less than 120 days.

(e)      Employee. The term "Employee" means any person, including Officers and
         Directors, employed by the Company or any Subsidiary.

(f)      Good Reason. [If the Participant is subject to an employment agreement
         (or other similar agreement) with the Company or a Subsidiary that provides a definition of termination for "good reason," then, for purposes of this Award, the term "Good Reason" shall have meaning set forth in such agreement. In the absence of such a definition,] the term "Good Reason" shall mean either of (1) a reduction in the
         Participant's salary rate; or (2) a reduction in the Participant's rank which occur without the Participant's consent and which are not corrected by the Company within 10 days of delivery of a written notice to

                                       5

         the Company by the Participant which identifies the circumstances which the Participant believes constitute a reduction in salary rate or rank.

(g)      Shareholders Agreement. The term "Shareholders Agreement" means the agreement governing the rights and obligations with respect to shares of Stock and to holders of Stock (including, without limitation, voting and sale rights), which agreement shall be in such form as the Company determines.

                                       6

         IN WITNESS WHEREOF, the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.

TAL INTERNATIONAL GROUP, INC.

By:                                        Its:
   ----------------------------------          --------------------------------

                                       7

                                    EXHIBIT A
                             OPTION EXERCISE NOTICE

TAL International Group, Inc.
[address]
Attention: Secretary

Ladies and Gentlemen:

         This constitutes notice that, as of the date this notice and payment of the exercise price is received by the Secretary of TAL International Group, Inc.
(the "Company"), the Participant is electing to exercise the stock option granted under TAL International Group, Inc. 2004 Management Stock Plan (the
"Plan") and identified below, and to purchase the number of shares for the price set forth below:

Grant Date of stock option:                        _________________________

If both incentive stock options and nonstatutory   ___ Incentive Stock Option
stock options were granted to the Participant on
that date, indicate type of option being           ___ Non-qualified Stock
exercised:                                             Option

Number of shares as to which option
is exercised:                                      _________________

Stock certificate to be issued in name of:         ____________________________

Total exercise price:                              $____________

Cash payment delivered with this election:         $____________

Principal amount of promissory note delivered
with this election:                                $____________

Value of _____ shares of common
stock delivered with this election:(1)             $____________

--------------------
(1)       This alternative applies only if shares meet the public trading requirements. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from the certificate.

         By this exercise, the Participant agrees (i) to provide such additional documents as the Company may require pursuant to the terms of the Plan, and (ii)
to provide for the payment to the Company (in the manner determined by the
Company) of amounts required to satisfy the Company's withholding obligation, if any, relating to this option exercise. The Participant also acknowledges having received, read and understood the Plan, and agrees to abide by and be bound by its terms and conditions.

Submitted by Participant                   Accepted by TAL INTERNATIONAL
                                           GROUP, INC.

______________________________             By: ________________________________
Signature

_______________________________            Its: _______________________________
Print Name

Address:                                   Date Received: _____________________

_______________________________

_______________________________

_______________________________

                                       2

                                    EXHIBIT B
                       INVESTMENT REPRESENTATION STATEMENT

         [This form is to be completed at the time option is exercised, unless stock is publicly traded at that time.]

         Effective as of ___________________ [insert date of option exercise]
(the "Effective Date"), the undersigned ("Participant") has elected to purchase
__________ shares of the Stock (the "Shares") of TAL International Group, Inc.
(the "Company") under and pursuant to the TAL International Group, Inc. 2004
Management Stock Plan (the "Plan") and the Non-Qualified Stock Option Terms
dated ______________ [insert grant date of option] (the "Option Terms"). The
Participant hereby makes the following certifications, representations, warranties and agreements with respect to the purchase of the Shares:

         The Participant acknowledges that he or she is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the
Shares. The Participant represents and warrants to the Company that he or she is acquiring these Shares for investment for the Participant's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities
Act").

         The Participant further acknowledges that the Shares have not been registered under the Securities Act, are deemed to constitute "restricted securities" under Rule 701 and Rule 144 promulgated under the Securities Act and must be held indefinitely unless they are subsequently registered under the
Securities Act and qualified under any applicable state securities laws or an exemption from such registration and qualification is available. The Participant further acknowledges that the Company is under no obligation to register the
Shares.

         The Participant further acknowledges that he or she is familiar with the provisions of Rule 701 and Rule 144, which Rules, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. The Participant understands that if the
Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Participant will not be able to resell the Shares under Rule 701 (i) until at least ninety (90) days after the Company became subject to such reporting requirements (or any longer stand-off period, as discussed below, may require) and (ii) unless such resale satisfies those provisions of Rule 144 that are specified in Rule 701(g)(3). Even if the Company is not subject to such reporting requirements, the Shares may be resold in certain limited circumstances subject to satisfaction of all of the applicable provisions of Rule 144. The Participant further acknowledges that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required in order to resell the Shares. The
Participant understands that no assurances can be given that any such registration will be made or any such exemption will be available in such event.

         The Participant further acknowledges and understands that all certificates representing any of the Shares shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting any other restrictions pursuant to the Company's Articles of
Incorporation, Bylaws, the Option, the Plan and/or applicable securities laws.

         The Participant further agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the
Company under the Securities Act, the Participant shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period, or such other period as may be requested in writing by the Managing
Underwriter and agreed to in writing by the Company (the "Market Standoff
Period"), following the effective date of a registration statement of the
Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the
Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The
Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

         The Participant further acknowledge and agrees that the Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the representations, warranties, agreements or other provisions contained in this Notice of Exercise or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

                                          Submitted by Participant:

                                          ------------------------------
                                          Signature

                                       2

                                    EXHIBIT C
                     EARLY EXERCISE STOCK PURCHASE AGREEMENT

       [This form is to be completed at the time the option is exercised, if it is exercised before the option is vested.]

         Effective as of ___________________ [insert date of option exercise], the undersigned ("Participant") has elected to purchase __________ shares of the
Stock (the "Shares") of TAL International Group, Inc. (the "Company") under and pursuant to the TAL International Group, Inc. 2004 Management Stock Plan (the
"Plan") and the Non-Qualified Stock Option Terms dated ______________ [insert grant date of option] (the "Option Terms"). All or a portion of the shares so purchased are Unvested Shares (as that term is defined in the Option Terms). The
Unvested Shares shall be subject to the terms of this Agreement, and are to be held in escrow by the Secretary of the Company (the "Escrow Agent") in
accordance with the escrow instructions contained herein. If, on the Date of
Termination, any shares are Unvested Shares, the Company shall have the right to purchase such Unvested Shares (determined as of the Date of Termination) in accordance with this Agreement.

         1.     Transfer. Unvested Shares may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The terms of the Plan, the Option Terms, and this Early Exercise Stock Purchase Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

         2.     Repurchase Right. The Company shall have the right to purchase the Unvested Shares from the Participant or the Participant's personal representative, as the case may be, at the Option Exercise Price per share originally paid for the Shares (the "Exercise Price") or, if less, the Fair
Market Value of the Shares at the Date of Termination.

         3.     Repurchase Procedure. Within 90 days following the Date of
Termination, the Company shall notify the Participant and the Escrow Agent by written notice delivered or mailed, as to whether it wishes to purchase the
Unvested Shares pursuant to exercise of this Agreement. If the Company (or its assignee) elects to purchase the Unvested Shares hereunder, it shall set a date for the closing of the transaction at a place and time specified by the Company or, at the Company's option, such closing may be consummated by mail. At such closing, the Company (or its assignee) shall tender payment for the Unvested
Shares to the Escrow Agent, the Escrow Agent will complete and deliver all stock assignments necessary to effect the transfer of the Shares to the Company, and the certificates representing the Unvested Shares so purchased shall be canceled. The Exercise Price shall be payable, at the option of the Company, in cash or by check.

         4.     Restrictive Legends and Stop-Transfer Orders.
                ---------------------------------------------

(a)      Legends. Participant understands and agrees that the Company shall cause the legend set forth below or a legend substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Unvested Shares together with any other legends that may be required by the Company or by the state or federal securities laws:

                THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO
         CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF REPURCHASE HELD BY THE
         ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EARLY EXERCISE STOCK
         PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE
         SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE
         ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF REPURCHASE ARE BINDING
         ON TRANSFEREES OF THESE SHARES.

(b)      Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)      Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

5.       Certain Matters Regarding the Escrow Agent.
         -------------------------------------------

(a)      The Participant irrevocably authorizes the Company to deposit with the
         Escrow Agent any certificates evidencing the Shares to be held by the
         Escrow Agent hereunder. The Participant hereby irrevocably constitutes and appoints the Escrow Agent as the Participant's attorney-in-fact and agent for the term of the escrow arrangement created hereunder to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated.

(b)      The Escrow Agent is a party to this Agreement only for the purpose of the escrow instructions contained herein. The duties of the Escrow
         Agent hereunder are limited to those expressly set forth herein, and may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto. The Escrow Agent may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys shall be conclusive evidence of such good faith.

(c)      The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver this Agreement or any documents or papers deposited or called for hereunder.

(d)      If the Escrow Agent reasonably requires other or further instruments in connection with the instructions contained in this Agreement, the necessary parties hereto shall join in furnishing such instruments.

                                       2

(e)      The responsibilities of the Escrow Agent hereunder shall terminate if the Escrow Agent ceases to be an officer or agent of the Company or if the Escrow Agent resigns by written notice to each party. Upon such termination, the Company shall appoint a successor Escrow Agent. If at the time of such termination, the Escrow Agent has in its possession any documents, securities or other property belonging to, and then deliverable to the Participant, it shall deliver all of the same to the
         Participant and shall be discharged of all further obligations under this Agreement.

(f)      In the event of any dispute with respect to the delivery and/or ownership or right of possession of the Shares held by the Escrow Agent hereunder, the Company and the Participant authorize and direct the
         Escrow Agent to retain in its possession without liability to anyone all or any part of such Shares until settlement or such disputes by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow
         Agent shall be under no duty to institute or defend any such proceedings.

(g)      The Escrow Agent shall be entitled to employ such legal counsel as it deems reasonably necessary with respect to the obligations of the
         Escrow Agent hereunder, and may rely on upon the advice of such counsel.

(h)      The Escrow Agent shall not be liable for the outlawing of any rights under the statute of limitations with respect to the escrow instructions contained herein.

         6.     Definitions. Except where the context clearly implies or
indicates the contrary, a word, term, or phrase used in the Plan is similarly used in this Agreement.

Submitted by Participant                    Accepted by TAL INTERNATIONAL
                                            GROUP, INC.

______________________________              By: _______________________________
Signature

_______________________________             Its: _______________________________
Print Name

Address:                                    Date Received: _____________________

_______________________________

_______________________________

_______________________________

Escrow Agent:

_______________________________
Signature
Print Name ______________________
Title: Secretary

                                       3

Address:

________________________________

________________________________

________________________________

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                                    EXHIBIT D
                                 PROMISSORY NOTE

       [This form is to be completed at the time the option is exercised, if a loan is extended to pay the purchase price.]

     [insert amount of loan]                  [insert date of option exercise]

         Effective as of ___________________ [insert date of option exercise]
(the "Effective Date"), the undersigned ("Participant") has elected to purchase
__________ shares [insert number of shares purchased by option exercise] of
Stock (the "Shares") of TAL International Group, Inc. (the "Company") under and pursuant to the TAL International Group, Inc. 2004 Management Stock Plan (the
"Plan") and the Non-Qualified Stock Option Terms dated ______________ [insert grant date of option] (the "Option Terms").

         For value received, the Participant promises to pay to the Company, at its principal office, the principal sum of ______________ [insert amount of loan, which will ordinarily be the option exercise price] with interest at the rate determined in accordance with the provisions of this paragraph, compounded semi-annually, on the unpaid balance of the principal sum. Said principal and any accrued but unpaid interest shall be due one year after the Date of
Termination (as that term is defined in the Option Terms) for reasons of death or Disability, and thirty (30) days after such cessation for any other reason.
Interest shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Internal Revenue
Code, of any portion of any amounts other than amounts stated to be interest under this Note.

         This Note is secured by a pledge of the Company's Stock acquired pursuant to the exercise of the Option Terms, is held under the terms of a
Security Agreement of even date herewith, and is subject to all the provisions thereof.

         The holder of this Note shall have full recourse against the
Participant personally for failure to pay the Note as and when due.

         The principal is payable in lawful money of the United States of
America. The privilege is reserved to prepay any portion of Note at any time.

         Should suit be commenced to collect this Note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorneys'
fees. The maker waives presentment for payment, protest, notice of protest and notice of non-payment of this Note. This Note shall be governed by the laws of the State of [insert applicable state] as they apply to contracts entered into and wholly to be performed within such state.

                                      Participant

                                      --------------------------------

                                       1

                                    EXHIBIT E
                                STOCK ASSIGNMENT

[This form is to be completed at the time the option is exercised, if a loan is extended to pay the purchase price, or if the shares are purchased pursuant to the exercise of the option before vesting .]

         Effective as of ___________________ [insert date of option exercise]
(the "Effective Date"), the undersigned ("Participant") has elected to purchase
__________ shares [insert number of shares purchased by option exercise] of
Stock (the "Shares") of TAL International Group, Inc. (the "Company") under and pursuant to the TAL International Group, Inc. 2004 Management Stock Plan (the
"Plan") and the Non-Qualified Stock Option Terms dated ______________ [insert grant date of option] (the "Option Terms").

         For value received, Participant hereby sells, assigns and transfers to the Company _________ shares of the Stock standing in the Participant's name of the books of the Company represented by Certificate No. _______ herewith and do hereby irrevocably constitute and appoint the Corporate Secretary of the Company to transfer the said stock on the books of the Company with full power of substitution in the premises.

         This Stock Assignment may be used only in accordance with the Option
Terms and the Security Agreement between the Company and the Participant of even date.

Dated:______________________            ___________________________________
                                        (to be signed exactly as name
                                        is to appear on stock certificate)

INSTRUCTIONS TO PARTICIPANT: Please do not fill in the blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its rights as set forth in the Security Agreement, without requiring additional signatures on the part of the Participant.

INSTRUCTIONS TO COMPANY: Complete blanks in first paragraph before Participant signs form.

                                       1

                                    EXHIBIT F
                               SECURITY AGREEMENT

       [This form is to be completed at the time the option is exercised, if a loan is extended to pay the purchase price.]

         This Security Agreement, made as of _________________ [insert date of option exercise] (the "Effective Date") by and among TAL International Group,
Inc. (the "Company"), _____________ [insert Participant's name] (the
"Participant"), and the Corporate Secretary of the Company, as the holder of the
Shares pledged hereunder (the "Pledgeholder");

                                Witnesseth that:
                                ----------------

         As of the Effective Date, the Participant has purchased ____________
[insert number of shares covered by option exercise] shares of the Company's
Stock (the "Shares") under the TAL International Group, Inc. 2004 Management
Stock Plan (the "Plan") and the Non-Qualified Stock Option Terms dated
______________ [insert grant date of option] (the "Option Terms"), and the
Participant has elected under the terms of the Option Terms to pay for such shares with the Participant's promissory note (the "Note"). The Note and the obligations thereunder are as set forth in an exhibit to this Security
Agreement.

         NOW, THEREFORE, it is agreed as follows:

         1.     Creation and Description of Security Interest.

(a)      In consideration of the transfer of the Shares to the Participant under the Option Terms, the Participant, pursuant to the [insert applicable state] Uniform Commercial Code, hereby pledges to the Company all of such Shares (herein sometimes referred to as the "Collateral")
         represented by certificate number _____, duly endorsed in blank or with an executed stock power or powers, and herewith delivers said certificate to Pledgeholder, who shall hold said certificate subject to the terms and conditions of this Security Agreement

(b)      The pledged Shares (together with an executed blank stock assignment or assignments for use in transferring all or a portion of the Shares to the Company if, as, and when required pursuant to this Security
         Agreement) shall be held by Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by the Participant pursuant to the terms of the Option Terms, and
         Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

         2.     Participant's Representations and Covenants. To induce the
Company to enter into this Security Agreement, the Participant represents and covenants to the Company, its successors and assigns, as follows:

(a)      Payment of Indebtedness. The Participant will pay the principal sum of the Note secured hereby, and interest thereon, at the time and in the manner provided in the Note.

(b)      Encumbrances. The Shares are free of all other encumbrances, defenses and liens (other than restrictions on transfer imposed by applicable securities laws), except for (i) the Company's rights to repurchase
         Shares pursuant to paragraph 3A of the Option Terms and (ii) the pledge of the Shares hereunder as security for payment of the Note, and the
         Participant will not further encumber the Shares without the prior written consent of the Company.

(c)      Margin Regulations. In the event that the Company's Stock is now or later becomes margin-listed by the Federal Reserve Board and the
         Company is classified as a "lender" within the meaning of the regulations under Part 221 of Title 12 of the Code of Federal
         Regulations ("Regulation U"), the Participant agrees to cooperate with the Company in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

         3.     Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, the Participant shall have the right to vote all of the Shares pledged hereunder.

         4.     Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of the Company, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Company under the terms of this Security
Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, the Participant, the Company and the
Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of the Participant as a result thereof.

         5.     Options and Rights. In the event that, during the term of this pledge, subscription options or other rights or options shall be issued in connection with the pledged Shares, such rights and options shall be the property of the Participant and, if exercised by the Participant, all new stock or other securities so acquired by the Participant as it relates to the pledged
Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the
Shares pledged.

         6.     Default. The Participant shall be deemed to be in default of the
Note and of this Security Agreement in the event:

(a)      payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

(b)      the Participant fails to perform any of the covenants set forth in the
         Option Terms or contained in this Security Agreement for a period of 10 days after written notice thereof from the Company.

In the case of an event of Default, as set forth above, the Company shall have the right to accelerate payment of the Note upon notice to the Participant, and the Company shall thereafter be entitled to pursue its remedies under the
[insert applicable state] Uniform Commercial Code.

                                       2

         7.     Release of Collateral. Subject to any applicable contrary rules under Regulation U, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of
Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

         8.     Withdrawal or Substitution of Collateral. The Participant shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of the Company.

         9.     Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

         10.    Insolvency. The Participant agrees that if a bankruptcy or insolvency proceeding is instituted by or against him or her, or if a receiver is appointed for the property of the Participant, or if the Participant makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and the Company may proceed as provided in the case of default.

         11.    Pledgeholder Liability.
                -----------------------

(a)      Pledgeholder shall not be liable to any party for any of his or her acts, or omissions to act, as Pledgeholder unless Pledgeholder is proved to have acted in bad faith. Any act done or omitted pursuant to the advice of legal counsel, other than an act or omission involving gross or willful negligence, shall be deemed to be done or omitted in good faith.

(b)      Pledgeholder shall be entitled to employ such legal counsel and other experts as Pledgeholder may deem necessary properly to advise
         Pledgeholder in connection with its obligations hereunder, and
         Pledgeholder may rely upon the advice of such counsel.

(c)      It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the Shares held by Pledgeholder hereunder, Pledgeholder is authorized and directed to retain in Pledgeholder's possession without liability to anyone all or any part of said Shares until such disputes shall have been settled.

         12.    Invalidity of Particular Provisions. The Participant and the
Company agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

         13.    Successors or Assigns. The Participant and the Company agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Participant" and the term
"Company" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

                                       3

         14.    Governing Law. This Security Agreement shall be interpreted and governed under the laws of the State of [insert applicable state] as they apply to contracts entered into and wholly to be performed within such state.

         IN WITNESS WHEREOF, the parties hereto have executed this Security
Agreement as of the Effective Date.

                                      Participant: __________________________

                                      Print Name: ___________________________

                                      Address: ______________________________

                                      TAL INTERNATIONAL GROUP, INC.

                                      By: ___________________________________

                                      Its: __________________________________
                                           Secretary of the Company

                                       4

                                    EXHIBIT G

                          ELECTION UNDER SECTION 83(B)
                      OF THE INTERNAL REVENUE CODE OF 1986

         The undersigned taxpayer hereby makes an election under Section 83(b)
of the Internal Revenue Code of 1986, as amended, to include in gross income any excess of (i) the fair market value of stock of TAL International Group, Inc.
acquired by exercise of an option granted in connection with the taxpayer's performance of services over (ii) the amount taxpayer paid for such property.
Taxpayer hereby provides the following statement as required pursuant to
Treasury Department Regulation Section 1.83-2(e):

1.       Name:

         Address:

         Social Security Number:

2.       Description of the Property: common stock of TAL International Group,
         Inc. (the "Stock").

3.       (I)    Date on which the Stock was transferred:

         (II)   Calendar year for which election is made:

4.       The nature of the restrictions to which the Stock is subject: If taxpayer ceases to be a service provider to TAL International Group,
         Inc. and its subsidiaries, prior to a date specified in the option agreement, TAL International Group, Inc. shall have the right to acquire some or all of the taxpayer's Stock for the lesser of the price paid for the Stock or the value of the Stock at the time of repurchase.

5.       The fair market value of the Stock at the time of transfer is:
         $____________ per share, for a total of $___________________.

6.       The amount paid for the Stock: $_____________.

7.       Taxpayer states that a copy of this election has been furnished to TAL
         International Group, Inc.

                                         --------------------------------
                                         [signature of taxpayer]

The taxpayer understands that the foregoing election may not be revoked except with the consent of the Commissioner of Internal Revenue.

                                       1

                  INSTRUCTIONS FOR ELECTION UNDER SECTION 83(b)
                          OF THE INTERNAL REVENUE CODE

o        If you decide to make an election under section 83(b) of the Internal
         Revenue Code with respect to the stock you have been purchased by exercise of the option granted under the TAL International Group, Inc.
         2004 Management Stock Plan, the election must be filed with the
         Internal Revenue Service Center where you file your income tax return no later than 30 days after the date of exercise. It should be mailed by certified mail or registered mail (return receipt requested) to establish proof of timely filing.

o        One copy of the election must also be filed with TAL International
         Group, Inc. (Attention: -------------).

o        One copy of the election must also be submitted with your tax return for the year in which you acquired the stock.

o        Once filed with the Internal Revenue Service, an 83(b) election is generally irrevocable and, in the limited cases in which it is revocable, such revocation requires the consent of the Commissioner of
         Internal Revenue. Accordingly, you should consult your personal tax advisor prior to making this election.

                                       2